Finance income and expense	12 Months Ended
Dec. 31, 2018
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Finance income and expense
9	Finance income and expense

	2018	2017	2016
	(€’000)
Bond premium and fees in income	3,140	1,188	790
Bank and other interest	477	223	135
Profit from sale of financial asset	—	—	281
Fair value adjustment of convertible loans	469	—	—
Net foreign currency exchange gain	8	—	—
Finance income	4,094	1,411	1,206
Interest expense on Senior (Secured) Notes, bank loans and other loans	(49,262)	(37,706)	(33,095)
Interest expense on finance leases	(3,375)	(3,667)	(1,750)
Bond premium and fees in expense	(945)	—	—
Interest expense on provision for onerous lease contracts	—	—	(16)
Other financial expenses	(12,296)	(2,707)	(1,765)
Net foreign currency exchanges loss	—	(1,698)	(849)
Finance expense	(65,878)	(45,778)	(37,475)
Net finance expense	(61,784)	(44,367)	(36,269)

In 2018, the “Interest expense on Senior (Secured) Notes, bank loans and other loans” increased principally as result of the impact of the refinancing completed in June 2018 and the bond tap completed in September 2018.

In 2018, “Other financial expenses” includes the impact of gains and losses recognized with respect to the redemption of the Senior Secured Notes due 2020 and the termination of three revolving credit facility agreements.

“Fair value adjustment of convertible loans” reflects the changes in the fair value of convertible loans given to Icolo Ltd., which are carried at FVTPL. Interest income relating to these convertible loans are included in “Bank and other interest”.

“Profit from sale of financial asset” reflects the profit realized in 2016 on the sale of the Group’s shares in iStreamPlanet Co.

“Interest expense on finance leases” in 2016 was impacted by a €1.4 million adjustment reducing the finance lease obligations.